Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of ANI Pharmaceuticals, Inc. (the “Company”) for the quarterly period ended March 31, 2026 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that, to such officer’s knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Dated: May 8, 2026	/s/ Nikhil Lalwani
Nikhil Lalwani
President and Chief Executive Officer
(principal executive officer)

Dated: May 8, 2026	/s/ Stephen P. Carey
Stephen P. Carey
Senior Vice President, Finance and Chief Financial Officer
(principal financial and accounting officer)
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.